Exhibit 99.1

FINAL FOR RELEASE

Contact
Jupiter Wellness, Inc.
561-244-7100
investors@jupiterwellness.com

Release Date
2/1/2023

Jupiter Wellness Reappoints Dr. Hector Alila to Board of Directors

JUPITER, FL / February 1, 2023 – Jupiter Wellness, Inc. (Nasdaq: JUPW), a wellness company focused on hair, skin, and sexual wellness announced today that Dr. Hector Alila has rejoined its Board of Directors with the specific responsibility of building a Technical Advisory Board.

Dr. Glynn Wilson, Board Chairman said, “We are pleased to welcome Hector back to our Board. With our focus on new scientific and clinical programs, our immediate need is to build a top-tier team of technical advisors to review our R&D activities and scientific approaches.”

Dr. Wilson continued, “Dr. Alila brings 30 years of experience in translating novel research into clinical programs and product opportunities. He was most recently at Esperance Pharmaceuticals where he guided the clinical development of novel targeted cancer therapeutics. With a Ph.D. in physiology and immunology, and a broad R&D background covering cancer, autoimmune disease, infectious diseases, and gene therapy, he will be pivotal in helping us establish an advisory group and moving Jupiter Wellness forward into clinical trials and working with the FDA.”

About Jupiter Wellness

Jupiter Wellness is a diversified company that supports health and wellness by researching and developing over-the-counter (OTC) products and intellectual property. The Company’s product pipeline addresses a range of conditions, including hair loss, eczema, burns, and sexual wellness. Revenue is generated through the sales of OTC and consumer products, contract research agreements, and licensing royalties.

Interested investors and shareholders are encouraged to sign up for press releases and industry updates by registering for Email Alerts at https://jupiterwellness.com/email-alerts/ and by following Jupiter Wellness on Twitter and LinkedIn.

Media Contact

Phone: 561-244-7100

Email: media@jupiterwellness.com

Investor Contact

Phone: 561-244-7100

Email: investors@jupiterwellness.com

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Forward-Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021, and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations, or other circumstances that exist after the date on which the forward-looking statements were made.

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